FOR IMMEDIATE RELEASE

AMERICAN TECHNOLOGY TO REPORT RECORD

FISCAL Q3 REVENUES OF OVER $4.0 MILLION

Company Surpasses Total Fiscal 2008 Revenues

In First Nine Months of Fiscal 2009

SAN DIEGO, CA, July 8, 2009 - American Technology Corporation (ATC) (NASDAQ: ATCO), the source of the Long Range Acoustic Device™ (LRAD®) product line, announced today that it expects to report record fiscal Q3 revenues and to surpass total fiscal 2008 revenues in the first nine months of fiscal 2009. For fiscal Q3 2009, the Company expects to report revenues of over $4.0 million, surpassing fiscal Q3 2008 revenues of $2.7 million. For the first nine months of fiscal 2009 ended June 30, 2009, the Company expects to report record revenues of over $12.4 million, exceeding the $11.2 million in total revenues reported in fiscal year 2008.

"We followed our record quarterly revenues in fiscal Q2 with a strong fiscal Q3 anchored by LRAD sales to military and commercial maritime customers," remarked Tom Brown, president and CEO of American Technology. "In addition to LRAD deliveries, we shipped LRAD accessories to the U.S. Navy and launched and received the first order for our new LRAD 300X™ from the U.S. Army. Further 300X orders are expected this year."

"Having already exceeded fiscal 2008 revenues, we are focused on a strong finish to fiscal 2009 and building our business through increasing year over year LRAD sales and revenue growth," Brown added. "As we work to make LRAD a global standard, we are very encouraged with the developing markets and increasing acceptance of our proprietary product line and look forward to announcing more LRAD orders and business developments."

About American Technology Corporation

American Technology Corporation is Shaping the Future of Sound® by providing directed audio solutions that place clear, highly intelligible sound exactly where needed. ATC's Long Range Acoustic Device™ (LRAD®) and other directed sound technologies comprise the core of an expanding portfolio of products being used in diverse applications including, global military deployments, maritime security, critical infrastructure/commercial security, border/port security, law enforcement/emergency responder communications, and wildlife protection and control. For more information about ATC and its directed sound products, please visit the company's web site at www.atcsd.com.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995: Except for historical information contained herein, the matters discussed are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act. You should not place undue reliance on these statements. We base these statements on particular assumptions that we have made in light of our industry experience, the stage of product and market development as well as our perception of historical trends, current market conditions, current economic data, expected future developments and other factors that we believe are appropriate under the circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those suggested in the forward-looking statements, including but not limited to, the performance of our management team, market acceptance of our directed sound technologies and products, entry of competitors, the possibility our intellectual property protections will not prevent others from marketing products similar to or competitive with our products, potential technical or manufacturing difficulties that could delay product deliveries or increase warranty costs, and other risks identified and discussed in our filings with the Securities and Exchange Commission. These forward-looking statements are based on information and management's expectations as of the date hereof. Future results may differ materially from our current expectations. For more information regarding other potential risks and uncertainties, see the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended September 30, 2008. American Technology Corporation disclaims any intent or obligation to update those forward-looking statements, except as otherwise specifically stated.

FOR FURTHER INFORMATION CONTACT:

Investor Relations:

Robert Putnam

(858) 676-0519

robert@atcsd.com